                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     ----------

                                      FORM T-1

                         Statement of Eligibility Under the
                    Trust Indenture Act of 1939 of a Corporation
                            Designated to Act as Trustee


                        U.S. BANK TRUST NATIONAL ASSOCIATION
                 (Exact name of Trustee as specified in its charter)

     United States                                          41-0257700
(State of Incorporation)                               (I.R.S. Employer
                                                       Identification No.)

     U.S. Bank Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                       55101
(Address of Principal Executive Offices)                    (Zip Code)



                       J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
               (Exact name of Registrant as specified in its charter)

     Delaware                                               13-3983670
(State of Incorporation)                               (I.R.S. Employer
                                                       Identification No.)

        4508 IDS Center
     Minneapolis, Minnesota                                   55402
(Address of Principal Executive Offices)                    (Zip Code)


                               FRENCH HOLDINGS, INC.
               (Exact name of Registrant as specified in its charter)

     Delaware                                               39-1850518
(State of Incorporation)                               (I.R.S. Employer
                                                       Identification No.)

C/O J.L. French Automotive Castings, Inc.
        4508 IDS Center
     Minneapolis, Minnesota                                   55402
(Address of Principal Executive Offices)                    (Zip Code)





                              J.L. FRENCH CORPORATION
               (Exact name of Registrant as specified in its charter)

          Wisconsin                                         39-1098901
(State of Incorporation)                               (I.R.S. Employer
                                                       Identification No.)

C/O J.L. French Automotive Castings, Inc.
        4508 IDS Center
     Minneapolis, Minnesota                                   55402
(Address of Principal Executive Offices)                    (Zip Code)

                            ALLOTECH INTERNATIONAL, INC.
               (Exact name of Registrant as specified in its charter)

          Wisconsin                                         39-1595832
(State of Incorporation)                               (I.R.S. Employer
                                                       Identification No.)

C/O J.L. French Automotive Castings, Inc.
          4508 IDS Center
       Minneapolis, Minnesota                                 55402
(Address of Principal Executive Offices)                    (Zip Code)

                     11 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                         (Title of the Indenture Securities)

                                       GENERAL

     1. GENERAL INFORMATION Furnish the following information as to the Trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.
               Comptroller of the Currency
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
               Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.   Copy of Articles of Association.*

     2.   Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4.   Copy of existing By-Laws.*

     5.   Copy of each Indenture referred to in Item 4.  N/A.

     6.   The consents of the Trustee required by Section 321(b) of the    act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-70709.

     * Incorporated by reference to Registration Number 22-27000.

                                         NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                     SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 28th day of September, 1999.


                                   U.S. BANK TRUST NATIONAL ASSOCIATION



                                   /s/ Laurie Howard
                                   ---------------------------
                                   Laurie Howard
                                   Vice President




/s/ Harry H. Hall, Jr.
---------------------------
Harry H. Hall, Jr.
Assistant Secretary

                                     EXHIBIT 6

                                      CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  September 28, 1999


                                   U.S. BANK TRUST NATIONAL ASSOCIATION



                                   /s/ Laurie Howard
                                   -----------------------
                                   Laurie Howard
                                   Vice President